Exhibit 99.1

KBW Conference

September 7, 2006

Focused and Disciplined Underwriter

BRISTOL WEST HOLDINGS, INC

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Bristol West has a Strong Performance Record…

Net Income per share[1]

$0.48
$1.32
$1.89
$1.70
$0.69
2002
2003
2004
2005
2006[2]

ROE

12.0%
27.7%
26.5%
16.6%
13.8%
2002
2003
2004
2005
2006[3]

YTD 2006 results down reflecting market conditions

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A Focused and Disciplined Business Model

Highly profitable **5**

1 Focus on non-standard auto insurance

4 Disciplined pricing

2 Sophisticated information systems

3 Strong relationships with brokers/agents

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Our Geographic Mix is Becoming More Diversified

100%
100%
100%
100%
18%
13%
69%
20%
24%
56%
25%
29%
46%
28%
29%
43%
Other
Florida & Michigan
California
2000
2004
2005
2006(1)

(1) Six months ended 06/30/06.

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Unique Corporate Structure Promotes Financial Flexibility

BRW Insurance Operations

Coast

Security

Bristol West

Bristol West Casualty

Premiums Collected

Service Commission

BRW Service Operations

Wholly owned MGA's

Adjusting Companies

IT Company

Consumer Fees

12

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Advanced Technology at Every Stage

SOON
- Data warehouse

Pricing
- Advanced segmentation
- Target profitable sectors/territories

Distribution
- Policy issuance systems
- Producer management
- OneStep®

Claims
- CUDA
- Active management

Reserving
- Sophisticated analysis
- Daily assessment

BRISTOL WEST HOLDINGS, INC

How we use the technology makes the difference…

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SOON in Action: Targeting Profitable, Under Penetrated Zip Codes

- Map shows <u>profitability</u> by zip code
- Greener = more profitable
- Example: La Verne, 91750 very profitable

91741
CALIFORNIA
91740
San Dimas
91750
La Verne
91724
91773
Pomona
91769
91768

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SOON in Action: Targeting Profitable, Under Penetrated Zip Codes

91741
CALIFORNIA
91740
San Dimas
91750
La Verne
91724
91773
91769
Pomona
91768

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"CUDA" in Action: Measuring Response to Claims

Examples of metrics measured in resolving claims

Contact all parties within 24 hours

80%
86.4%
82%
87.1%
Q1 Goal
Actual Q1 '06
Q2 Goal
Actual Q2 '06

Appraised damage within 72 hours

63%
70.9%
64%
68.7%
Q1 Goal
Actual Q1 '06
Q2 Goal
Actual Q2 '06

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We Have A Clear Strategy

3 Geographic expansion

BRISTOL WEST HOLDINGS, INC

2 Aggressively manage costs

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2. Aggressively Manage Costs

June 30, 2006

Gross Earned Premium	Headcount
12%[(1)]	6%[(2)]

- While adding to and improving our technical competencies

Focused on reducing costs

2
$

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KBW Conference
September 7, 2006

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Focused and Disciplined Underwriter

[LOGO OF BRISTOL WEST HOLDINGS, INC]

Forward Looking Statements

Statements included in this presentation that are not historical facts are forward-looking statements within the meaning of the federal securities laws, including the Private Securities Litigation Reform Act of 1995.  Forward-looking statements are based on our current expectations and beliefs concerning future events and involve risks, uncertainties and assumptions. A number of important factors could cause actual results to differ materially from those contained in any forward-looking statement.  Such factors include those factors that are more particularly described in our filings with the Securities and Exchange Commission, including under the heading “Risk Factors” in our Annual Report on Form 10-K for the fiscal year ended December 31, 2005. We believe that our forward-looking statements are reasonable; however, undue reliance should not be placed on any forward-looking statements. We undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future developments or otherwise.

Bristol West At A Glance

•	Focused provider of Non-Standard Auto Insurance through independent producers.

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•	1973 - Founded

•	1998 - Two states; $200M DWP

•	1998 - Acquired by KKR

•	2001 - Acquired the non-standard operations of Reliance Group

•	Today - 21 states; $618M GWP in 2005

Bristol West has a Strong Performance Record…

Net Income per share(1)

[CHART APPEARS HERE]

2002:	$0.48
2003:	$1.32
2004:	$1.89
2005:	$1.70
2006(2):	$0.69

ROE

[CHART APPEARS HERE]

2002:	12.0%
2003:	22.7%
2004:	26.5%
2005:	16.6%
2006(3):	13.8%

Note	(1)	Fully diluted
	(2)	Six months ended 6/30/06
	(3)	TTM ending 6/30/06

YTD 2006 results down reflecting market conditions

Market Dynamics – Key States

•	California

	–	competitive with very little rate activity

	–	most companies compete by lowering underwriting standards, i.e., driving record history, miles driven.

	–	new rate regulations may “shake up” the market.

	–	has stabilized since Q4 ‘05

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•	Florida

	–	recent rate activity has turned mostly positive.

	–	watching regulatory activity surrounding utilization of credit as a rating variable

[GRAPHIC APPEARS HERE]

•	Michigan

	–	a stable market with moderate competition.

	–	rate activity of late has been positive.

	–	earlier regulatory concerns around credit as a rating variable have waned.

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Our Philosophy on Managing “The Cycle”

•	Manage for the long term

	–	maximize profits over the cycle

•	Maintain disciplined pricing

•	Manage to maximize returns, not market share

•	Prepare for growth when cycle turns

Agenda

•	Bristol West is well-positioned

•	Proprietary technologies set us apart

•	How we will move forward

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A Focused and Disciplined Business Model

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1.	Focus on non-standard auto insurance

2.	Sophisticated information systems

3.	Strong relationships with brokers/agents

4.	Disciplined pricing

5.	Highly profitable

We Sell Exclusively Through Independent Agents & Brokers

•	We distribute through 8,500 independent agents and brokers.

	–	up 21% since June 30, 2005

•	We invest in:

	–	Providing technology that makes it easy to do business with BRW.

• OneStep®

• On-line change capability

• Producer’s book of business available on-line for them to manage

	–	We provide high-quality service to producer and their customers

	–	Developing relationships with producers geared to improving our products and services.

•	A key differentiator – no channel conflict

	–	greater loyalty and retention

	–	faster growth

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Independent Corroboration of our Financial Discipline

•	A.M. BEST Financial Solvency Rating

2001	B
2002	B
2003	B
2004	B+
2005	B++
2006	A-

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Our Geographic Mix is Becoming More Diversified

[CHART APPEARS HERE]

2000: 100%
•	Other: 18%
•	Florida & Michigan: 13%
•	California: 69%

2004: 100%
•	Other: 20%
•	Florida & Michigan: 24%
•	California: 56%

2005: 100%
•	Other: 25%
•	Florida & Michigan: 29%
•	California: 46%

2006(1): 100%
•	Other: 28%
•	Florida & Michigan: 29%
•	California: 43%

(1)	Six months ended 06/30/06.

Unique Corporate Structure Promotes Financial Flexibility

BRW Insurance Operations		BRW Service Operations

Coast	Premiums Collected	Wholly owned MGA’s
[left arrow graphic]
Security	Service Commission	Adjusting Companies [up arrow graphic]
[right arrow graphic]
Bristol West		IT Company Consumer Fees

Bristol West Casualty		[down arrow graphic]

Profit from service companies not restricted by insurance company dividend requirements

The Financial Resources to Support Disciplined Growth

•	Statutory surplus = $312M @ June 30, 2006

•	Significant capacity to retain more business net

•	Debt to capital at June 30 : 17%

•	Refinanced and upsized our debt on July 31.

	–	We took advantage of favorable market conditions and upsized our debt to $100M.

	–	Debt to Cap remains conservative at 23%.

	–	We are strengthening the surplus of our Insurance Companies by $25M.

	–	We expect to gain $1M a year due to significantly lower margins.

•	Clear evidence of our focus on shareholder value

	–	Quarterly dividend increased 40% to $0.07 per share.

	–	stock repurchases of $50M authorized in 2005

	–	Majority of authorization completed by 6/30/06.

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Agenda

•	Bristol West is well-positioned

•	Proprietary technologies set us apart

•	How we will move forward

[GRAPHIC APPEARS HERE]

Advanced Technology at Every Stage

SOON
• Data warehouse
Reserving			Pricing
•	Sophisticated analysis		•	Advanced segmentation
•	Daily assessment	[GRAPHIC APPEARS HERE]	•	Target profitable sectors/territories

Claims			Distribution
•	CUDA		•	Policy issuance systems
•	Active management		•	Producer management
			•	OneStep®

How we use the technology makes the difference…

A Closer Look at SOON

•	SOON – our state-of-the-art data warehouse engine

	–	over 70B data points

•	Captures real time data on premiums, losses and marketing information including

	–	nightly monitoring of reserve adequacy

	–	nightly tracking of pricing and profitability

	–	sophisticated process measurement	[GRAPHIC APPEARS HERE]

	–	mapping capabilities

SOON in Action: Targeting Profitable, Under Penetrated Zip Codes

•	Map shows profitability by zip code	[GRAPHIC APPEARS HERE]

•	Greener = more profitable

•	Example: La Verne, 91750 very profitable

SOON in Action: Targeting Profitable, Under Penetrated Zip Codes

•	Map shows our penetration by zip code	[GRAPHIC APPEARS HERE]

•	Greener = greater penetration

•	Lighter = lower penetration

•	Clear opportunity in La Verne - low penetration

•	Pins = locations of producers: need more producers in La Verne

SOON in Action: Best Pricing Tool in the Industry

Situation:

•	Bristol West offers 6 methods of payment

SOON analysis revealed		[GRAPHIC APPEARS HERE]

•	customers paying with EFT

• lower loss ratio

Competitive advantage:

•	Priced EFT customers 2-10% lower than check customers

A Closer Look at OneStep®

•	Unique proprietary point of sale system

•	Web-based system

	–	completes all underwriting at point of sale

	–	all documentation – immediately

	–	eliminates most “up rates”

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A Closer Look at CUDA, Our Claims System

•	Claim System “CUDA” tightly controls claim process.

	•	Captures all claim data and is integrated with our policy system

	•	Automated diary and control of workflow

	•	Integrates third party e-mail, photographs and appraisals

	•	Feeds 52 measurements in real time to manage the claim process

•	We measure all aspects of the customer experience, for example:

	•	How quickly we answer the phone

	•	How accommodating our people are to customers

	•	Compensation systems reward superior performance

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 “CUDA” in Action: Measuring Response to Claims

Examples of metrics measured in resolving claims

Contact all parties within 24 hours

[CHART APPEARS HERE]

•	Q1 Goal: 80%
•	Actual Q1 ‘06: 86.4%
•	Q2 Goal: 82%
•	Actual Q2 ‘06: 87.1%

Appraised damage within 72 hours

[CHART APPEARS HERE]

•	Q1 Goal: 63%
•	Actual Q1 ‘06: 70.9%
•	Q2 Goal: 64%
•	Actual Q2 ‘06: 68.7%

Agenda

•	Bristol West is well-positioned

•	Proprietary technologies set us apart

•	How we will move forward

[GRAPHIC APPEARS HERE]

We Have A Clear Strategy

1	Use technology and analytics to improve pricing and service

2	Aggressively manage costs

3	Geographic expansion

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1. Use Technology and Analytics to Improve Pricing and Service

Results - Exceeding Expectations

•	Deployment of our most advanced product structure, Select 2.0

	–	Includes the development of a proprietary credit model

	–	The development of a proprietary symbol set

	–	Advanced GLMs to set the rate relativity among factors, minimizing correlations in the data.

•	Deployed:

	–	Colorado – February 28

	–	Oregon – April 3

	–	Texas – June 1

	–	Florida – August 1

	–	South Carolina – September 7

	–	5 additional states by year-end

Experiencing increased new business production as product is more broadly competitive at our targeted loss ratio.

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2. Aggressively Manage Costs

June 30, 2006

Gross Earned Premium	Headcount	•	While adding to and improving our technical competencies
[down graphic]	[down graphic]
12%(1)	6%(2)

Focused on reducing costs

(1)	Six months ended June 30, 2006 compared to six months ended June 30, 2005.
(2)	June 30, 2006 compared to June 30, 2005.

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3. Expand Geographically

•	71% of our business in 3 States in the most recent quarter

•	29% of business in our other 18 states in the most recent quarter – Select 2.0 enabling us to target meaningful share

•	27 other states provide significant opportunity for growth

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•	40,000 agents / brokers in US
•	We do business with just 8,500

In Summary
Why Invest in Bristol West

•	Highly disciplined and focused underwriter

•	Strong record of performance

•	Proprietary technologies and analytics provide key competitive advantages

•	Extremely talented staff

•	Executing clear strategy of navigating the pricing cycle

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